Exhibit 10.13

                          ORIGINAL BEVERAGE CORPORATION
            13000 South Spring Street, Los Angeles, California 90061
                    Ph: (310) 217-9400 o Fax: (310) 217-9411
                             WWW.REEDSGINGERBREW.COM

                     CORPORATE PROMISSORY NOTE SERIES 2001 B


$1,000.00                                               Los Angeles, California
                                                        June 8 , 2001

FOR VALUE RECEIVED, Original Beverage Corporation (the "Company") promises to pay to William Holiman, (the "Holder"), at such place, either within or without the State of California, as Holder may from time to time designate in writing, the legal tender of the United States of America, the principal sum of one thousand Dollar ($1,000.00) with effective annual interest of 8%. The holder of this Note will be granted options on shares of common stock in the Company equal to one share option for each dollar value of this Note at the time the Note is paid in full. The amount of options issued, as payment of this Note will be subject to change to reflect any stock splits or reverse splits that occur during the time this Note is in effect. Each option issued shall bear a strike price of $3.00 and shall have a life of ten years from date of issue. The underlying shares shall be governed by rule 144 of the Securities Exchange Act as amended.

      1. Payment. The principal and interest under this Note shall be due and payable 9 months to the day following issue of this Note.

      2. Miscellaneous Provisions.

      (a) If this note or any part of the indebtedness represented hereby shall not be paid as aforesaid, then the Holder may place the Note or any part of the indebtedness represented hereby in the hands of an attorney for collection, and suit may be brought hereon, and the Company agrees to pay the costs of the collection, including reasonable attorneys' fees.

      (b) This Note shall be construed and enforced in accordance with, and governed by, the laws of the State of California.


                                        ORIGINAL BEVERAGE CORPORATION


                                        By: /s/ Christopher J. Reed
                                            ------------------------------------
                                            Christopher J. Reed
                                            CEO, Founder


                                        Holder:
                                                --------------------------------